Investment Portfolio	as of December 31, 2020 (Unaudited)

DWS CROCI® U.S. Fund

	Shares	Value ($)
Common Stocks 99.9%
Communication Services 10.3%
Diversified Telecommunication Services 4.7%
AT&T, Inc.	553,001	15,904,309
Verizon Communications, Inc.	264,731	15,552,946
		31,457,255
Media 5.6%
Discovery, Inc. "A"* (a)	665,270	20,017,974
Fox Corp. "A"	576,972	16,801,425
		36,819,399
Consumer Discretionary 12.3%
Household Durables 4.8%
D.R. Horton, Inc.	215,698	14,865,906
Garmin Ltd.	138,274	16,545,867
		31,411,773
Internet & Direct Marketing Retail 2.5%
eBay, Inc.	333,322	16,749,430
Multiline Retail 2.5%
Dollar General Corp.	77,292	16,254,508
Specialty Retail 2.5%
AutoZone, Inc.*	14,194	16,826,135
Consumer Staples 24.1%
Beverages 2.4%
Molson Coors Beverage Co. "B"	358,113	16,183,126
Food & Staples Retailing 2.4%
Kroger Co.	502,925	15,972,898
Food Products 12.0%
Campbell Soup Co.	323,970	15,663,949
Conagra Brands, Inc.	450,396	16,331,359
General Mills, Inc.	263,949	15,520,201
J M Smucker Co.	136,836	15,818,242
Tyson Foods, Inc. "A"	249,747	16,093,697
		79,427,448
Household Products 2.3%
Kimberly-Clark Corp.	111,903	15,087,882
Tobacco 5.0%
Altria Group, Inc.	390,311	16,002,751
Philip Morris International, Inc.	204,037	16,892,223
		32,894,974
Financials 5.1%
Capital Markets
Bank of New York Mellon Corp.	401,651	17,046,068
State Street Corp.	227,007	16,521,570
		33,567,638
Health Care 25.0%
Biotechnology 12.5%
AbbVie, Inc.	161,102	17,262,079
Alexion Pharmaceuticals, Inc.*	127,716	19,954,348
Amgen, Inc.	69,531	15,986,568
Gilead Sciences, Inc.	261,846	15,255,148
Regeneron Pharmaceuticals, Inc.*	30,368	14,671,084
		83,129,227
Pharmaceuticals 12.5%
Bristol-Myers Squibb Co.	251,718	15,614,068
Johnson & Johnson	108,088	17,010,889
Merck & Co., Inc.	196,801	16,098,322
Pfizer, Inc.	433,020	15,939,466
Viatris, Inc.*	956,708	17,928,708
		82,591,453
Industrials 7.3%
Aerospace & Defense 2.3%
Lockheed Martin Corp.	42,597	15,121,083
Air Freight & Logistics 5.0%
CH Robinson Worldwide, Inc.	172,655	16,207,125
Expeditors International of Washington, Inc.	179,386	17,061,402
		33,268,527
Information Technology 15.8%
Communications Equipment 5.1%
Cisco Systems, Inc.	383,298	17,152,586
Juniper Networks, Inc.	725,995	16,342,147
		33,494,733
IT Services 5.3%
Amdocs Ltd.	251,051	17,807,047
International Business Machines Corp.	136,188	17,143,346
		34,950,393
Semiconductors & Semiconductor Equipment 2.7%
Intel Corp.	356,292	17,750,467
Software 2.7%
Oracle Corp.	282,240	18,258,106
Total Common Stocks (Cost $623,330,044)		661,216,455
Securities Lending Collateral 3.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.03% (b) (c) (Cost $20,052,475)	20,052,475	20,052,475
Cash Equivalents 0.3%
DWS Central Cash Management Government Fund, 0.08% (b) (Cost $1,913,162)	1,913,162	1,913,162
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $645,295,681)	103.2	683,182,092
Other Assets and Liabilities, Net	(3.2)	(20,939,866)
Net Assets	100.0	662,242,226

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund's transactions with affiliated investments during the period ended December 31, 2020 are as follows:

Value ($) at 9/30/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 12/31/2020	Value ($) at 12/31/2020
Securities Lending Collateral 3.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.03% (b) (c)
15,255,840	4,796,635 (d)	—	—	—	4,997	—	20,052,475	20,052,475
Cash Equivalents 0.3%
DWS Central Cash Management Government Fund, 0.08% (b)
3,880,618	20,523,323	22,490,779	—	—	794	—	1,913,162	1,913,162
19,136,458	25,319,958	22,490,779	—	—	5,791	—	21,965,637	21,965,637

*	Non-income producing security.
(a)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2020 amounted to $19,814,265, which is 3.0% of net assets.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended December 31, 2020.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)	$661,216,455	$—	$—	$661,216,455
Short-Term Investments (e)	21,965,637	—	—	21,965,637
Total	$683,182,092	$—	$—	$683,182,092

(e)	See Investment Portfolio for additional detailed categorizations.

OBTAIN AN OPEN-END FUND PROSPECTUS

To obtain a summary prospectus, if available, or prospectus, download one from fundsus.dws.com, talk to your financial representative or call (800) 728-3337. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest.

CLOSED-END FUNDS

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.

NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE

DCUS-PH1

R-080548-1 (1/23)